SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Tuesday, April 26, 2011 David S. Beckett notified LCNB Corp. ("LCNB") that he was resigning as a member of the Building Committee, the Bond Committee and the Loan Committee and as a director of LCNB's Board of Directors.  Mr. Beckett's resignation does not arise from any disagreement on any matter relating to LCNB's operations, policies or practices, or regarding the general direction of LCNB.  The Board of Directors has decided not to fill this vacant director's seat at this time.  A copy of Mr. Beckett's resignation letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of LCNB was held on April 26, 2011.  At the meeting, the following items were voted on by the shareholders of LCNB:

1.

Electing three Class III directors for a three-year term;

2.

Adopting a non-binding resolution to approve the compensation of LCNB's named executive officers;

3.

Conducting an advisory vote on the frequency of future advisory votes on the compensation of LCNB's named executive officers; and

4.

Ratifying the appointment of J.D. Cloud & Co., LLP as the independent registered accounting firm for LCNB for the fiscal year ending December 31, 2011.

The following nominees were elected as Class III directors by the votes indicated below.  In addition to the votes reported below, there were 1,048,661 broker non-votes on the proposal for the election of directors.

Director	For	Withheld
William H. Kaufman	4,453,346	94,748
Rick L. Blossom	4,472,777	75,317
George L. Leasure	4,463,187	84,917

The non-binding resolution to approve the compensation of LCNB's named executive officers was approved by the votes indicated below.  There were no broker non-votes on this proposal.

For	Against	Abstained
4,256,685	197,617	96,788

The advisory vote on the frequency of future advisory votes on executive compensation resulted in Three-Years receiving the largest number of shareholder votes as indicated by the voting totals below.  There were no broker non-votes on this proposal..

One- Year	Two-Years	Three-Years	Abstained
986,715	532,358	2,920,260	108,761

In accordance with the voting results on this item, LCNB has determined to hold an advisory vote on executive compensation every three years until the next shareholder vote on the frequency of shareholder votes on the compensation of executives. A shareholder vote on the frequency of shareholder votes on the compensation of executives is required to be held at least once every six years.

The ratification of the appointment of J.D. Cloud & Co., LLP as the independent registered accounting firm for LCNB was approved by the votes indicated below.  There were no broker non-votes on this proposal.

For	Against	Abstained
5,423,604	152,159	20,992

Item 7.01.     Regulation FD Disclosure.

On Tuesday, April 27, 2011 LCNB issued a press release announcing the election of Rick L. Blossom, William H. Kauffman and George L. Leasure to three-year terms and the resignation of David S. Beckett from its Board of Directors.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.

Description

99.1

Beckett Resignation Letter

99.2

Press release dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: April 27, 2011	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer